                                                                    EXHIBIT 21.1

                    SUBSIDIARIES OF SOFAMOR DANEK GROUP, INC.

                                                                                                    JURISDICTION OF
                                            NAME                                                      INCORPORATION
-------------------------------------------------------------------------------------------------------------------

WHOLLY OWNED SUBSIDIARIES
Colorado S.A.................................................................................................France
Danek Capital Corporation..................................................................................Delaware
Danek International, Inc........................................................................U.S. Virgin Islands
Danek Medical, Inc........................................................................................Tennessee
Danek Sales Corporation...................................................................................Tennessee
DMI Delaware Holdings, Inc.................................................................................Delaware
DMI Tennessee Holdings, Inc...............................................................................Tennessee
Medical Education K.K.........................................................................................Japan
Mednext, Inc................................................................................................Florida
SDGI Holdings, Inc.........................................................................................Delaware
Sofamor Danek Americas & Asia Pacific Corporation.........................................................Tennessee
Sofamor Danek Asia Pacific Limited........................................................................Hong Kong
Sofamor Danek Australia Pty. Ltd..........................................................................Australia
Sofamor Danek Benelux S.A................................................................................Luxembourg
Sofamor Danek Canada, Inc....................................................................................Canada
Sofamor Danek Group, Inc..................................................................................Tennessee
Sofamor Danek Holdings, Inc................................................................................Delaware
Sofamor Danek Iberica S.A.....................................................................................Spain
Sofamor Danek Ireland Limited...............................................................................Ireland
Sofamor Danek Italia S.r.l....................................................................................Italy
Sofamor Danek L.P.........................................................................................Tennessee
Sofamor Danek Limited...................................................................................New Zealand
Sofamor Danek Limited.......................................................................................England
Sofamor Danek Nederland B.V.........................................................................The Netherlands
Sofamor Danek Nevada, Inc....................................................................................Nevada
Sofamor Danek Properties, Inc..............................................................................Delaware
Sofamor Danek South Africa (Pty.) Limited..............................................................South Africa
Sofamor Danek, Inc......................................................................................Puerto Rico
Sofamor S.N.C................................................................................................France
Surgical Navigation Technologies, Inc......................................................................Colorado
Warsaw Orthopedic, Inc......................................................................................Indiana

OTHER NON WHOLLY OWNED SUBSIDIARIES

Danek Korea Co., Ltd .........................................................................................Korea
IntellX, L.L.C. ...........................................................................................Colorado
Kobayashi Sofamor Danek K.K...................................................................................Japan
Richards SDA L.L.C........................................................................................Tennessee
Somepic S.A..................................................................................................France

The registrant's subsidiaries do businesses under their corporate name or under the name of Sofamor Danek.